EXHIBIT 99.2
2006 Annual Stockholders' Meeting May 3, 2006 May 3, 2006 May 3, 2006 May 3, 2006

Forward Looking Statements Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest Banc Holdings with the Securities and Exchange Commission. When used in this press release, the words "anticipate," "can," "would," "expect," "projection," "indicate," "will," "likely," "to be," and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest Banc Holdings does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Securities Law Matters In connection with the proposed acquisition of Royal American Corporation by the Company, the Company filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company's common stock to be issued to the shareholders of Royal. The registration statement includes a proxy statement/prospectus which will be sent to the shareholders of Royal seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ROYAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Royal, 1604 W. Colonial Parkway, Inverness, Illinois 60067, Attention: Investor Relations (telephone number (847) 202-8300). The Company, Royal and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Royal in connection with the merger transaction. For information about the Company's directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its website and at the address provided in the preceding paragraph. Information regarding Royal's directors, executive officers and members of management and their respective interests in the proposed transaction is available in the proxy statement/prospectus of the Company and Royal described above and other relevant materials to be filed with the SEC.

Midwest Banc Holdings, Inc. 2006 Annual Stockholders' Meeting Chairman's Welcome

Annual Meeting Agenda Election of meeting Chairman and Secretary Introductions Secretary's Report Review and Voting on Business Matters Management Presentation

MBHI Board of Directors E. V. Silveri Angelo A. DiPaolo Robert J. Genetski Homer J. Livingston, Jr. Joseph R. Rizza Kenneth Velo James J. Giancola Barry I. Forrester Gerald F. Hartley Daniel Nagle Robert D. Small Leon Wolin

Retiring Directors Daniel Nagle Director and Secretary to the Board since 1983 Director of bank since 1975 Robert D. Small Director since 1983 Director of bank since 1974 President of Midwest Bank of McHenry County 1989 to 1993

Dividend Increase 8.3% increase driven by Increased earnings Stronger asset quality Confidence that growth will continue $0.13 a quarter from $0.12 a quarter $0.52 annualized rate Payable July 5, 2006

MBHI Has Outperformed The Cumulative Total Stockholder Return is for the period beginning February 24, 1998 and ending March 31, 2006 assuming the reinvestment of all dividends.

MBHI Has Outperformed The Cumulative Total Stockholder Return is for the period beginning February 24, 1998 and ending March 31, 2006 assuming the reinvestment of all dividends.

Total Stockholder Return Since inception 166.5% 5 year 182.0% 1 year 33.1% 1st quarter 2006 17.1%

Midwest Banc Holdings, Inc. 2006 Annual Stockholders' Meeting Business Matters on Agenda

Stockholders' Voting Matter No. 1 Elect ten (10) members to the Company's Board of Directors to one year terms: E. V. Silveri James J. Giancola Angelo A. DiPaolo Barry I. Forrester Robert J. Genetski Gerald F. Hartley Homer J. Livingston, Jr. Joseph R. Rizza Kenneth Velo Leon Wolin

Stockholders' Voting Matter No. 2 Consider and vote upon an amendment the Company's Stock and Incentive Plan Increase shares to 3,900,000 from 2,500,000 and Permit all shares to be issued as restricted shares

Stockholders' Voting Matter No. 3 Consider and vote upon an amendment to the Certificate of Incorporation of the Company Increase shares of common stock to 64,000,000 from 32,000,000

Stockholders' Voting Matter No. 4 Ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accountant for 2006

Midwest Banc Holdings, Inc. 2006 Annual Stockholders' Meeting Management Presentation

Who We Are Full-service community bank serving the Chicago MSA 17 full-service locations $2.3 billion in assets Traditional commercial real estate and commercial lending Target customers: Small and middle-market local businesses Residential real estate developers Insurance and brokerage services

Branch Map - Current * Branch Map - Current * Includes Franklin Park location which is pending regulatory approval.

Key Performance Measures * From continuing operations (excludes the results of operations from subsidiary sold in 2005)

Key Events Written agreement lifted Significant new talent added Successful capital raise - $68 million new equity Dividend increase Royal American transaction

Royal American Fits All Acquisition Goals Strategic fit: Logical extension of footprint Add value/reduce risk Compatible management philosophy Enhance total company Loan diversification Deposit diversification Fee income business Management

Branch Map - Pro Forma Branch Map - Pro Forma Includes Franklin Park location which is pending regulatory approval.

Transaction Accounts MM & Savings Retail CDs CDs>$100,000 Deposit Mix + =

Loan Mix Commercial Construction CRE Consumer Residential Mortgage + =

Asset Quality Ratios

Valuation Long term contributor to our value proposition Accretive to EPS in first year Deal metrics in normal range Long term profit enhancement (3 to 5 years discounted cash flow)

Questions? Thank you.